 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas

75254

(Address of principal executive offices)

(Zip Code)

(888) 808-7348

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2017, following the transition of advisory management services from the former external advisor of Behringer Harvard Opportunity REIT I, Inc. (the “Company”) to LSG-BH I Advisor LLC, an affiliate of The Lightstone Group (the “Advisor”), and the successful transition of financial and property accounting and treasury services to personnel of the Advisor, Lisa Ross resigned as Chief Financial Officer, Senior Vice President, and Treasurer of the Company and as an officer and director of the Company’s subsidiaries effective as of June 15, 2017. On June 12, 2017, the Company’s board of directors appointed Donna Brandin as Chief Financial Officer, Senior Vice President, and Treasurer of the Company effective June 15, 2017. As Chief Financial Officer, Ms. Brandin is the Company’s principal accounting officer.

Donna Brandin, 60, also serves as Chief Financial Officer and Treasurer of Lightstone Value Plus Real Estate Investment I, Inc., Lightstone Value Plus Real Estate Investment II, Inc., Lightstone Value Plus Real Estate Investment Trust III, Inc., Lightstone Value Plus Real Estate Investment IV, Inc. and Hamilton National Income Trust, Inc. Ms. Brandin also serves as the Executive Vice President, Chief Financial Officer and Treasurer of The Lightstone Group. From October 2014 to the present, Ms. Brandin has served as a Director of Lightstone Enterprises Limited. Ms. Brandin was appointed Chief Financial Officer, Senior Vice President, and Treasurer of Behringer Harvard Opportunity REIT II, Inc. effective as of June 15, 2017.

Prior to joining The Lightstone Group in April 2008, Ms. Brandin held the position of Executive Vice President and Chief Financial Officer of US Power Generation from September 2007 through November 2007 and before that was the Executive Vice President and Chief Financial Officer of Equity Residential, the largest publicly traded apartment REIT in the country, from August 2004 through September 2007. Prior to joining Equity Residential, Ms. Brandin held the position of Senior Vice President and Treasurer for Cardinal Health from June 2000 through August 2004. Prior to 2000, Ms. Brandin held various executive-level positions at Campbell Soup, Emerson Electric Company and Peabody Holding Company. Ms. Brandin earned a Bachelor of Science at Kutztown University and a Masters in Finance at St. Louis University and is a certified public accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Opportunity REIT I, Inc.

Dated: June 16, 2017	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President – Legal, General Counsel, and Secretary